================================================================================

                                  SCHEDULE 14A
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                        SUPERCONDUCTIVE COMPONENTS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                        SUPERCONDUCTIVE COMPONENTS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   TO BE HELD

                                  JUNE 10, 2005

                                       AND

                                 PROXY STATEMENT

================================================================================

                                    IMPORTANT

                      PLEASE MARK, SIGN AND DATE YOUR PROXY
                AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

                        SUPERCONDUCTIVE COMPONENTS, INC.
                               2839 Charter Street
                              Columbus, Ohio 43228
                                 (614) 486-0261

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 10, 2005

                                                                     May 2, 2005

To Our Shareholders:

      The Annual Meeting of Shareholders of Superconductive Components, Inc. (the "Company") will be held at the offices of the Company located at 2839 Charter Street, Columbus, Ohio, on Friday, June 10, 2005, at 9:00 a.m., local time, for the following purposes:

      1. To elect five directors of the Company, each to serve for terms expiring at the next Annual Meeting of Shareholders.

      2. To transact any other business which may properly come before the meeting or any adjournment thereof.

      You will be most welcome at the annual meeting, and we hope you can attend. Directors and officers of the Company and representatives of its registered independent public accounting firm will be present to answer your questions and to discuss the Company's business.

      We urge you to execute and return the enclosed proxy as soon as possible so that your shares may be voted in accordance with your wishes. If you attend the annual meeting, you may cast your vote in person and your proxy will not be used. If your shares are held in account at a brokerage firm or bank, you must instruct them on how to vote your shares.

                                        By Order of the Board of Directors,

                                        Daniel Rooney
                                        President, Chief Executive Officer, and
                                        Chairman of the Board of Directors

                     PLEASE SIGN AND MAIL THE ENCLOSED PROXY
                          IN THE ACCOMPANYING ENVELOPE
               NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES

                        SUPERCONDUCTIVE COMPONENTS, INC.

                               2839 Charter Street
                              Columbus, Ohio 43228

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 10, 2005

      This proxy statement is furnished to the shareholders of Superconductive Components, Inc., an Ohio corporation (the "Company"), in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Shareholders to be held on June 10, 2005, and at any adjournment or postponement thereof (the "Annual Meeting"). The enclosed proxy is being solicited by the Company's Board of Directors. This proxy statement and the enclosed proxy will be first sent or given to the Company's shareholders on approximately May 2, 2005.

      The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. Representatives of the Company may solicit proxies by mail, telegram, telephone, fax, or personal interview.

      The shares represented by the accompanying proxy will be voted as directed if the proxy is properly signed and received by the Company prior to the Annual Meeting. If no directions are made to the contrary, the proxy will be voted FOR the election of Daniel Rooney, Robert J. Baker, Jr., Walter J. Doyle, Robert H. Peitz, and Edward W. Ungar as Directors of the Company and, at the discretion of persons acting under the proxy, to transact such other business as may properly come before the meeting or any adjournment thereof. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by filing a written notice with the Secretary of the Company prior to the meeting. Shareholders of record who attend the meeting may vote in person and their proxies will not be used.

      Holders of record of the Company's common stock at the close of business on April 22, 2005, will be entitled to vote at the Annual Meeting. At that time, the Company had 2,439,360 shares of the Company's common stock outstanding and entitled to vote. Each share of the Company's common stock outstanding on the record date entitles the holder to one vote on each matter submitted at the Annual Meeting.

      The presence, in person or by proxy, of a majority of the outstanding shares of the Company's common stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Broker non-votes occur when brokers, who hold their customers' shares in street name, sign and submit proxies for such shares and vote such shares on some matters, but not others. Typically, this would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on "routine" matters, which typically include the election of directors.

      The election of the director nominees requires the favorable vote of a plurality of all votes cast by the holders of the Company's common stock at a meeting at which a quorum is present. Proxies that are marked "Withhold Authority" and broker non-votes will not be counted toward such nominee's achievement of a plurality and thus will have no effect. Each other matter to be submitted to the shareholders for approval or ratification at the Annual Meeting requires the affirmative vote of the holders of a majority of the Company's common stock present and entitled to vote on the matter. For purposes of determining the number of shares of the Company's common stock voting on the matter, abstentions will be counted and will have the effect of a negative vote; broker non-votes will not be counted and thus will have no effect.

                              ELECTION OF DIRECTORS

      The Company's Restated Code of Regulations provides that the number of directors shall be fixed by the Board. The total number of authorized directors currently is fixed at five. The nominees for director, if elected, will serve for one-year terms expiring at the next Annual Meeting of Shareholders. Daniel Rooney, Robert J. Baker, Jr., Walter J. Doyle, Robert H. Peitz, and Edward W. Ungar currently serve as directors of the Company and are being nominated by the Board of Directors for re-election as directors.

      It is intended that, unless otherwise directed, the shares represented by the enclosed proxy will be voted FOR the election of Messrs. Rooney, Baker, Doyle, Peitz, and Ungar as directors. In the event that any nominee for director should become unavailable, the number of directors of the Company may be decreased pursuant to the Restated Code of Regulations or the Board of Directors may designate a substitute nominee, in which event the shares represented by the enclosed proxy will be voted for such substitute nominee.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

      The following table sets forth for each nominee for director of the Company, such person's name, age, and his position with the Company:

      NAME                 AGE                       POSITION
      ----                 ---                       --------
Daniel Rooney               51            President, Chief Executive Officer and
                                          Chairman of the Board of Directors

Robert J. Baker, Jr.        65            Director

Walter J. Doyle             70            Director

Robert H. Peitz             44            Director

Edward W. Ungar             68            Director

      Daniel Rooney has served as a Director of the Company since joining the Company in March 2002 as President and Chief Executive Officer. Mr. Rooney was elected as the Chairman of the Board of Directors of the Company on January 8, 2003. Prior to joining the Company, Mr. Rooney was General Manager for Johnson Matthey, Color and Coatings Division, Structural Ceramics Sector North America from 1994 to 2001. Prior to that, Mr. Rooney held various management positions at TAM Ceramics, Inc., a Cookson Group Company.

      Robert J. Baker, Jr., Ph.D. has served as a Director of the Company since 1992. Dr. Baker is the president and founder of Venture Resources International and the co-founder of Business Owners Consulting Group, which assist companies in the development of growth strategies, including marketing position and competitive strategies. Dr. Baker is currently a visiting member of the Capital University faculty serving the MBA program.

      Edward W. Ungar has been a Director of the Company since 1990. Mr. Ungar is the President and founder of Taratec Corporation, a technology business consulting firm in Columbus, Ohio. Prior to forming Taratec Corporation in 1986, Mr. Ungar was an executive with Battelle Memorial Institute.

      Walter J. Doyle has served as a Director of the Company since 2004. Mr. Doyle is the President of Forest Capital, an angel capital firm. Previously, Mr. Doyle was President and CEO of Industrial Data Technologies Corp. for 21 years. Mr. Doyle earned an Electrical Engineering degree from City College of New York
(CCNY) and an MBA from the Harvard Business School.

      Robert H. Peitz has served as a Director of the Company since 2004. Prior to being appointed as a director of the Company, Mr. Peitz was a managing director and head of financial markets for PB Capital. Mr. Peitz's 15 years of experience at PB Capital include 10 years as Treasurer. Mr. Peitz is a graduate of the University of Cincinnati; Bachelor of Arts Economics and has an MBA from the American Graduate School of International Management. He also attended the European Business School and completed the Executive Development Program at the Kellogg School of Management at Northwestern University.

INFORMATION CONCERNING THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND PRINCIPAL SHAREHOLDERS

MEETINGS AND COMPENSATION OF THE BOARD OF DIRECTORS

      The Board of Directors of the Company had a total of eight meetings during the fiscal year ended December 31, 2004 ("fiscal 2004"). During fiscal 2004, no director attended fewer than 75% of the meetings of the Board of Directors, held during the period for which he has been a director, and the total number of meetings held by all committees of the Board of Directors in which he served, during the periods that he served. Directors who are employed by the Company receive no compensation for serving as directors.

      Non-employee directors periodically receive stock options with an exercise price equal to the fair market value of the Company's common stock on the date of grant and a ten-year term issued under the Company's 1995 Stock Option Plan. Directors are also reimbursed for all reasonable out-of-pocket expenses. On January 21, 2004, each of Messrs. Baker, Jr. and Ungar received an option to purchase 10,000 shares of common stock of the Company, exercisable on January 21, 2005 and expire 10 years from the date of grant at a price of $2.60 per share.

COMMITTEES OF THE BOARD OF DIRECTORS

      The Company has an Audit Committee and a Stock Option and Compensation Committee (the "Compensation Committee"). The purpose of the Audit Committee is to pre-approve all auditing and permitted non-audit services performed by the Company's registered independent public accounting firm. The Audit Committee also receives reports from the Company's registered independent public accounting firm as required by the Securities Exchange Act of 1934, as amended. The Chairman of the Audit Committee is Mr. Peitz, and the members are Messrs. Doyle and Ungar. Although the Audit Committee was formed in April 2003, the entire Board of Directors acted as the Audit Committee for purposes of compliance with the Securities Exchange Act of 1934 before Messrs. Peitz and Doyle were appointed to the Board of Directors in July 2004. The Audit Committee met once during fiscal 2004, and it does not have a committee charter. The Board has determined that Messrs. Doyle and Peitz qualify as "audit committee financial experts" as that term is defined in Item 401(e) of Regulation S-B.

      In performing its duties the Audit Committee has (1) reviewed and discussed the 2004 audited financial statements of the corporation with management; (2) discussed with the registered independent public accounting firm the matters required to be discussed by SAS 61, as may be modified or supplemented; (3) received the written disclosures and the letter from the registered independent public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees), as may be modified and supplemented, and has discussed with the registered independent public accounting firm the registered independent public accounting firm's independence; and (4) recommended that the audited financial statements be included in Company's Annual Report on Form 10-KSB for fiscal 2004 for filing with the Securities and Exchange Commission.

      The Compensation Committee of the Board of Directors reviews executive compensation and administers the Company's stock option and incentive compensation performance plans. The Chairman of the Compensation Committee is Dr. Baker and the members are Messrs. Doyle and Ungar. The Compensation Committee met twice during fiscal 2004.

      Due to the limited size of the Company's Board of Directors, the Board of Directors has determined that it is not necessary to establish a nominating committee. All of the directors participate in the consideration of director nominees.

SHAREHOLDER COMMUNICATION

      The Company's Board of Directors welcomes communications from shareholders. Shareholders may send communications to the Board of Directors or to any director in particular, c/o Superconductive Components, Inc., 2839 Charter Street, Columbus, Ohio 43228. Any correspondence addressed to the Board of Directors or to any one of the Company's Directors in care of the Company's offices will be forwarded to the addressee without review by management.

      It is the Company's expectation that all members of the Board of Directors attend the Annual Meeting of Shareholders. All members of the Company's Board of Directors were present at the Company's 2004 Annual Meeting of Shareholders, except Messrs. Baker, Doyle, and Peitz. Messrs. Doyle and Peitz were not elected to the Board of Directors until after the 2004 Annual Meeting of Shareholders.

EXECUTIVE OFFICERS

      In addition to Mr. Rooney, the following persons are executive officers of the Company:

      Gerald S. Blaskie, age 47, has served as the Company's Chief Financial Officer since April 2001. Prior to joining the Company, Mr. Blaskie was the Controller at Cable Link, Inc. from February 2000 to March 2001. From 1997 to 2000, he was the Plant Manager at Central Ohio Plastics Corporation, where he also served as Controller from 1993 to 1997.

      Scott Campbell, Ph.D., age 47, has served as the Company's Vice President of Technology since March 2005. Dr. Campbell served as the Company's Vice President of Research and Engineering from July 2004 to March 2005. Dr. Campbell joined the company in July 2002 as the Company's Technical Director. Prior to joining the Company, he was Senior Research Manager at Oxynet, Inc. for five years.

      Officers are elected annually by the Board of Directors and serve at its discretion.

FAMILY RELATIONSHIPS

      There are no family relationships among the directors and executive officers of the Company.

OWNERSHIP OF COMMON STOCK BY DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth, as of March 31, 2005, the beneficial ownership of the Company's common stock by each of the Company's directors, each executive officer named in the Summary Compensation Table, and by all directors and executive officers as a group.

                                         NUMBER OF SHARES     PERCENTAGE OF
      NAME OF BENEFICIAL OWNER(1)      BENEFICIALLY OWNED(2)     CLASS(3)
      ---------------------------      ---------------------  -------------
Daniel Rooney(4)                              89,300               3.5%
Robert J. Baker, Jr.(5)                       53,744               2.2%
Walter J. Doyle(6)                            86,600               3.5%
Robert H. Peitz(7)                           136,696               5.5%
Edward W. Ungar(8)                            31,000               1.3%
All directors and executive officers
   as a group (7 persons)(9)                 442,340              16.4%

--------------

(1) The address of all directors and executive officers is c/o Superconductive Components, Inc., 2839 Charter Street, Columbus, Ohio 43228.

(2) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or as to which he has the right to acquire the beneficial ownership within 60 days of March 31, 2005. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his or her household.

(3) "Percentage of Class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company on March 31, 2005 plus the number of shares such person has the right to acquire within 60 days of March 31, 2005.

(4) Includes 82,000 common shares, which may be acquired by Mr. Rooney under stock options exercisable within 60 days of March 31, 2005.

(5) Includes 31,000 common shares, which may be acquired by Dr. Baker under stock options exercisable within 60 days of March 31, 2005, and 16,728 shares which are held in Dr. Baker's IRA, and 1,666 shares held by Venture Resources International. Dr. Baker is the controlling principal and has sole investment and voting power over the securities held by Venture Resources International.

(6) Includes 4,250 common shares, which may be acquired by Mr. Doyle under stock purchase warrants exercisable within 60 days of March 31, 2005.

(7) Includes 64,823 common shares, which may be acquired by Mr. Peitz under stock options and stock purchase warrants exercisable within 60 days of March 31, 2005.

(8) Includes 31,000 common shares, which may be acquired by Mr. Ungar under stock options exercisable within 60 days of March 31, 2005.

(9) Includes 258,073 common shares, which may be acquired under stock options and stock purchase warrants exercisable within 60 days of March 31, 2005.

OWNERSHIP OF COMMON STOCK BY PRINCIPAL SHAREHOLDERS

      The following table sets forth information as of March 31, 2005, relating to the beneficial ownership of common stock by each person known by the Company to own beneficially more than 5% of the outstanding shares of common stock of the Company.

                                      NUMBER OF SHARES         PERCENTAGE OF
NAME OF BENEFICIAL OWNER(1)         BENEFICIALLY OWNED(2)          CLASS(3)
---------------------------         ---------------------      ------- -----
Curtis A. Loveland(4)                    1,048,714                39.4%
Windcom Investments SA(5)                  335,205                13.6%
Thomas G. Berlin(6)                        283,200                11.4%
Laura F. Shunk(7)                          157,895                 6.4%
Daniel A. Funk(8)                          149,765                 6.0%
Robert H. Peitz(9)                         136,696                 5.5%

---------------------

(1) The address of Curtis A. Loveland is c/o Porter, Wright, Morris & Arthur LLP, 41 South High Street, Columbus, Ohio 43215. The address of Windcom Investments SA is Corso Elvezia 25, 6900 Lugan, CH. The address of Thomas
      G. Berlin is c/o Berlin Financial Ltd., 1325 Carnegie Avenue, Cleveland, Ohio 44115. The address of Laura F. Shunk is c/o Hudak & Shunk Company, LPA, 8300 Mulberry Road, P.O. Box 490, Chesterland, Ohio 44026. The address of Daniel A. Funk is c/o Peak Performance Orthopedics, 8997 Terwilligers Ridge Drive, Cincinnati, Ohio 45249. The address of Robert H. Peitz is c/o Superconductive Components, Inc., 2839 Charter Street, Columbus, Ohio 43228.

(2) For purposes of this table, a person is considered to "beneficially own" any shares with respect to which he or she exercises sole or shared voting or investment power or as to which he has the right to acquire the beneficial ownership within 60 days of March 31, 2005. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his or her household.

(3) "Percentage of Class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company on March 31, 2005, plus the number of shares such person has the right to acquire within 60 days of March 31, 2005.

(4) Includes (i) 31,000 shares of common stock, which can be acquired by Mr. Loveland under stock options exercisable within 60 days of March 31, 2005;
      (ii) 318,406 shares of common stock beneficially owned as the executor of the Estate of Edward R. Funk, of which 103,050 shares of common stock can be acquired by Mr. Loveland on behalf of the estate under stock options and warrants exercisable within 60 days of March 31, 2005; (iii) 415,352 shares of common stock beneficially owned by Mr. Loveland as the executor of the Estate of Ingeborg V. Funk, of which 90,000 shares of common stock can be acquired by Mr. Loveland on behalf of the estate under stock options and warrants exercisable within 60 days of March 31, 2005; and
      (iv) 283,756 shares beneficially owned by Mr. Loveland as the trustee of generation-skipping irrevocable trusts established by Edward R. and Ingeborg V. Funk.

(5) Based on the Schedule 13G/A filed on February 14, 2005, Dr. Karl Kohlbrenner, CEO of Windcom Investments SA, has voting and dispositive power over the shares of common stock on behalf of the company. Windcom Investments SA's ownership includes 20,286 shares of common stock, which can be acquired by Windcom Investments SA under stock purchase warrants exercisable within 60 days of March 31, 2005.

(6) According to information provided to the Company by Mr. Berlin, his ownership includes 158,200 shares of common stock held by Berlin Capital Growth L.P., of which 20,833 shares of common stock can be acquired under stock purchase warrants exercisable within 60 days of March 31, 2005. Mr. Berlin has shared voting and dispositive power over the shares of common stock in this limited partnership as the controlling principal of Berlin Capital Growth L.P. Mr. Berlin's ownership also includes 20,833 shares of common stock, which can be acquired by Mr. Berlin under stock purchase warrants exercisable within 60 days of March 31, 2005.

(7) Based on the Schedule 13G filed on February 11, 2005, Ms. Shunk's ownership includes 46,501 shares of common stock, which can be acquired by Ms. Shunk under stock purchase warrants exercisable within 60 days of March 31, 2005.

(8) Based on the Schedule 13G filed on February 11, 2005, Mr. Funk's ownership includes 46,501 shares of common stock, which can be acquired by Dr. Funk under stock purchase warrants exercisable within 60 days of March 31, 2005.

(9) Includes 64,823 shares of common stock, which can be acquired by Mr. Peitz under stock options and stock purchase warrants exercisable within 60 days of March 31, 2005.

EXECUTIVE COMPENSATION

      The following summary compensation table sets forth information regarding compensation paid each of the Company's last three fiscal years to the Company's Chief Executive Officer, who is the Company's only executive officer whose combined salary and bonus exceeded $100,000 for the year ended December 31, 2004 (the "Named Executive Officer"). Mr. Rooney has an employment contract that entitles him to 100% of his compensation for six months following his termination without cause. Following the initial six month period after his termination, Mr. Rooney is also entitled to receive six months of pay at a rate of 50% of his compensation at the time of his termination.

                           SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM COMPENSATION
                                                                              AWARDS
                                                                     RESTRICTED   SECURITIES
                                               ANNUAL COMPENSATION     STOCK      UNDERLYING     ALL OTHER
                 NAME AND                       SALARY       BONUS     AWARD        OPTIONS    COMPENSATION
            PRINCIPAL POSITION           YEAR     ($)         ($)       ($)           (#)           ($)
--------------------------------------   ----  --------      -----   ----------   ----------   ------------
DANIEL ROONEY                            2004  $137,172        -         -          10,000           -
President, Chief Executive Officer       2003  $133,218        -         -               -           -
and Chairman of the Board of Directors   2002  $105,501        -         -         100,000           -

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

      The following table shows grants of options to purchase the Company's common stock to the Company's Named Executive Officer during fiscal 2004.

                   NUMBER OF       % OF TOTAL
                  SECURITIES        OPTIONS
                  UNDERLYING       GRANTED TO     EXERCISE
                OPTIONS GRANTED   EMPLOYEES IN     PRICE
    NAME              (#)          FISCAL YEAR   ($/SHARE)   EXPIRATION DATE
-------------   ---------------   ------------   ---------   ---------------
Daniel Rooney       10,000            14.3%         2.60      Jan. 21, 2014

                 AGGREGATED OPTION/SAR EXERCISES IN FISCAL 2004
                      AND FISCAL YEAR-END OPTION/SAR VALUES

      The following table provides certain information regarding the number and value of stock options held by the Company's Named Executive Officer at December 31, 2004.





                                              NUMBER OF SECURITIES
                  SHARES                     UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                 ACQUIRED                  OPTIONS AT FISCAL YEAR-END      IN-THE-MONEY OPTIONS AT
                    ON         VALUE                   (#)                 FISCAL YEAR-END ($)(1)
                 EXERCISE     REALIZED    ----------------------------   ----------------------------
    NAME            (#)        ($)(2)     EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
-------------    --------     --------    -----------    -------------   -----------    -------------
Daniel Rooney        -            -          82,000          28,000        $76,000         $19,000

-------------------------

(1) Represents the total gain which would be realized if all in-the-money options held at year end were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the per share fair market value at year end ($2.50 at December 31, 2004). An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

(2) If shares were acquired on exercise, the value realized would be calculated based on the number of shares exercised multiplied by the excess of the fair market value of a share of the Company's common stock on the date of exercise over the exercise price of the stock option.

                      EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth additional information as of December 31, 2004, concerning shares of the Company's common stock that may be issued upon the exercise of options and other rights under the Company's existing equity compensation plans and arrangements, divided between plans approved by the Company's shareholders and plans or arrangements not submitted to the Company's shareholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

                                                                                       NUMBER OF SECURITIES
                                                                                        REMAINING AVAILABLE
                                      NUMBER OF SECURITIES                              FOR ISSUANCE UNDER
                                        TO BE ISSUED UPON         WEIGHTED-AVERAGE     EQUITY COMPENSATION
                                           EXERCISE OF           EXERCISE PRICE OF       PLANS (EXCLUDING
                                      OUTSTANDING OPTIONS,      OUTSTANDING OPTIONS,   SECURITIES REFLECTED
                                       WARRANTS AND RIGHTS      WARRANTS AND RIGHTS       IN COLUMN (a))
                                               (a)                      (b)                    (c)
                                      --------------------      --------------------   --------------------
Equity compensation plans approved
by security holders (1)                      475,250                  $1.93                   397,450

Equity compensation plans not
approved by security holders (2)             405,347                  $2.28                         -
                                             -------                  -----                   -------

Total                                        880,597                  $2.09                   397,450
                                             =======                  =====                   =======

-----------------------
(1) Equity compensation plans approved by shareholders include the Company's 1995 Stock Option Plan.

(2) Includes 405,347 stock purchase warrants that can be acquired to purchase 405,347 shares of the Company's common stock, which were issued by the Company in exchange for consideration in the form of goods and services.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

NOTES PAYABLE

      Effective December 31, 2000, the Company converted accounts payable and accrued interest payable to Edward R. Funk and Ingeborg V. Funk totaling $132,270 to a note payable to Dr. and Ms. Funk. In March 2002, Dr. Funk paid a management consulting fee of $50,000 on behalf of the Company. The Company increased the amount of the note payable to Dr. Funk in the same amount. The principal balance and accrued and unpaid interest totaled $192,717 as of December 31, 2004.

CAPITAL LEASE

      In November 2001, the Company entered into an agreement with Edward R. Funk for the Company's lease of certain equipment. The Company has made no payments under the agreement. The principal balance and accrued and unpaid interest totaled $75,872 as of December 31, 2004.

CONVERTIBLE PROMISSORY NOTES AND STOCK PURCHASE WARRANTS

      On January 7, 2000, the Company issued common stock purchase warrants at $2.50 (fair market value at date of grant) per common share for 150,000 shares of common stock related to the subordinated notes payable to Edward R. and Ingeborg V. Funk. The warrants are 100% vested and expire ten years from the date of grant of January 7, 2000. The Estate of Edward R. Funk and the Estate of Ingeborg V. Funk are both greater than 5% beneficial owners of the Company.

      On June 30, 2003, the Company issued a $100,000 convertible promissory note payable to Windcom Investments SA, a greater than 5% beneficial owner of the Company. The interest on the convertible promissory note was determined by the Prime Commercial Rate in effect at Bank One, N.A., Columbus, Ohio. In addition, the Company issued to Windcom Investments SA, warrants to purchase 20,333 shares of the Company's common stock at $1.00 per share. The warrants vested according to the following schedule: (1) 8,333 vested on the date of grant; and (2) 12,000 vested at a rate of 333 per month for 32 months, then 336 per month for 4 months. On May 13, 2004, in accordance with the terms of the convertible promissory note, the balance and accrued and unpaid interest owed automatically converted to 43,119 shares of common stock after the Company raised over $500,000 in private equity financing. As of May 13, 2004, the vested warrants were fixed at 11,633; no additional warrants will vest. In connection with the private equity financing, the Company also issued to Windcom Investments SA 8,623 warrants to purchase shares of common stock at $2.88 per share.

      On June 30, 2003, the Company issued to the Estate of Edward R. Funk, warrants to purchase 10,000 shares of common stock at $1.00 per share in connection with a lease guarantee. The warrants vest according to the following schedule: (1) 4,600 vest on the date of grant; and (2) 5,400 vest at a rate of 150 per month for 36 months.

      On June 30, 2003, the Company issued three $166,666.67 convertible promissory notes payable to Laura F. Shunk, Daniel A. Funk and Robert H. Peitz, respectively. Messrs. Funk and Peitz, and Ms. Shunk are greater than 5% beneficial owners of the Company. Mr. Peitz currently serves as a director on the Company's Board of Directors. The interest on the convertible promissory notes was determined by the Prime Commercial Rate in effect at Bank One, N.A., Columbus, Ohio. In addition, the Company issued to each of Messrs. Funk and Peitz, and Ms. Shunk warrants to purchase 33,889 shares of the Company's common stock at $1.00 per share. The warrants vested according to the following schedule: (1) 13,889 vested on the date of grant; and (2) 20,000 vested at a rate of 556 per month for 32 months, then 552 per month for four months. On May 13, 2004, in accordance with the terms of the convertible promissory notes, the balance and accrued and unpaid interest owed on each note automatically converted to 71,873 shares of common stock after the Company raised over $500,000 in private equity financing. As of May 13, 2004, the vested warrants were fixed at 14,374; no additional warrants will vest. In connection with the private equity financing, the Company also issued to each Messrs. Funk and Peitz, and Ms. Shunk 19,449 warrants to purchase shares of common stock at $2.88 per share.

      On June 30, 2003, the Company issued two $64,677.50 convertible promissory notes to Laura F. Shunk and Daniel A. Funk, respectively, in connection with the Series A Preferred Stock Redemption. Dr. Funk and Ms. Shunk are greater than 5% beneficial owners of the Company. The interest on the convertible promissory notes was determined by the Prime Commercial Rate in effect at Bank One, N.A., Columbus, Ohio. In addition, the Company issued to each of Dr. Funk and Ms. Shunk, warrants to purchase 13,151 shares of the Company's common stock at $1.00 per share. The warrants vested according to the following schedule: (1) 5,260 vested on the date of grant; and (2) 7,891 vested at a rate of 220 per month for 35 months, then 191 per month for one month. On May 13, 2004, in accordance with the terms of the convertible promissory notes, the balance and accrued and unpaid interest owed on each note automatically converted to 27,891 shares of common stock after the Company raised over $500,000 in private equity financing. As of May 13, 2004, the vested warrants were fixed at 7,460; no additional warrants will vest. In connection with the private equity financing, the Company also issued to each Dr. Funk and Ms. Shunk 5,578 warrants to purchase shares of common stock at $2.88 per share.

      On November 3, 2004, the Company entered into a revolving loan agreement, dated as of November 3, 2004, between the Company, as borrower, and Robert H. Peitz, as lender. Mr. Peitz currently serves as a director on the Company's Board of Directors. In connection with the revolving loan agreement the Company received a revolving loan in an amount up to two hundred thousand dollars ($200,000). Interest on the outstanding balance will be compounded monthly at an interest rate equal to 2% in excess of the Prime Commercial Rate in effect at Huntington National Bank, Columbus, Ohio. Under the terms of the revolving loan agreement, the Company requested advances of the $200,000 credit line in increments of $50,000. In partial consideration for the revolving loan agreement, the Company granted warrants to Mr. Peitz to purchase up to 20,000 shares of the Company's common stock for the price of $2.50 per share. The warrants vested at a rate of 5,000 for each $50,000 increment advanced to the Company, and the warrants expire November 1, 2009. As of April 1, 2005, the Company has received $200,000 under the loan agreement, and all warrants under the agreement have vested. Mr. Peitz will have the option to convert the loan balance and accrued and unpaid interest to equity at any time prior to repayment if the Company obtains any equity financing equal to or in excess of $200,000 on the same terms as the equity financing.

      On April 14, 2005, the Company entered into a convertible promissory note dated as of April 14, 2005 between the Company, as borrower, and Robert H. Peitz, as lender. Mr. Peitz currently serves as a director on the Company's Board of Directors. In connection with this convertible promissory note, the Company will receive a loan in the amount of two hundred thousand dollars ($200,000). Interest on the outstanding balance will be 10% per annum, compounded monthly. The convertible promissory note contains customary default provisions, and will be secured by substantially all of the Company's assets and subject to a standard security agreement. The accrued interest and outstanding principal owed on the convertible promissory note is payable on June 30, 2006, but the Company may repay it early on 15 days notice to Mr. Peitz. At anytime before repayment, the outstanding principal and accrued interest owed will automatically covert to equity on the same price and terms as any private equity financing received by the Company after the date of the loan agreement, provided that the Company receives at least five hundred thousand dollars ($500,000) from the equity financing. If the Company completes an equity financing, but receives less than $500,000, Mr. Peitz will have the option to otherwise convert the outstanding principal and accrued interest owed under the same terms as the equity financing.

LEGAL SERVICES

      Curtis A. Loveland is the Secretary of the Company and is the beneficial owner of greater than 5% of the outstanding common stock of the Company, which ownership includes (i) 318,406 shares of common stock beneficially owned as the executor of the Estate of Edward R. Funk, (ii) 415,352 shares of common stock beneficially owned by Mr. Loveland as the executor of the Estate of Ingeborg V. Funk, and (iii) 283,756 shares beneficially owned by Mr. Loveland as the trustee of generation-skipping irrevocable trusts established by Edward R. and Ingeborg
V. Funk. Mr. Loveland is also a partner with Porter, Wright, Morris & Arthur LLP, the Company's legal counsel. During fiscal 2004, the Company incurred fees to Porter, Wright, Morris & Arthur LLP in the amount of $65,069.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and greater than 10% shareholders to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission ("SEC"). Copies of the reports are required by SEC regulation to be furnished to the Company. Based on its review of such reports, the Company believes that all reporting persons complied with all filing requirements during the fiscal year ended December 31, 2004, except for late Form 4 filings by Robert J. Baker Jr., Robert H. Peitz, and Windcom Investments SA, and late Form 3 filings for the Estate of Edward R. Funk and the Estate of Ingeborg V. Funk. Each of these reporting persons failed to timely file one beneficial ownership report. The Form 4 filed for Mr. Peitz reflected one untimely transaction. The Form 4 filings for Dr. Baker and Windcom Investments SA reflected two untimely transactions. The Form 3 filings for the Estate of Edward R. Funk and the Estate of Ingeborg V. Funk did not report any untimely transactions.

                  REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

      The Company expects that Hausser + Taylor LLP will continue as the Company's registered independent public accounting firm for the 2005 fiscal year. Hausser + Taylor LLP served as the registered independent public accounting firm for the Company for fiscal 2004 and throughout the periods covered by the Company's financial statements. Representatives of Hausser + Taylor LLP are expected to attend the Annual Meeting of Shareholders in order to respond to questions from shareholders, and they will have the opportunity to make a statement.

      Hausser + Taylor LLP has a continuing relationship with American Express Tax and Business Services, Inc. ("TBS") from which it leases auditing staff who are full time, permanent employees of TBS and through which Hausser + Taylor LLP's partners provide non-audit services. As a result of this arrangement, Hausser + Taylor LLP has no full time employees, and, therefore, none of the audit services performed were provided by permanent full-time employees of Hausser + Taylor LLP. Hausser + Taylor LLP manages and supervises the audit and audit staff and is exclusively responsible for the opinion rendered in connection with its examination.

          FEES OF THE REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM FOR
                     THE FISCAL YEAR ENDED DECEMBER 31, 2004

AUDIT FEES

      The aggregate fees billed by Hausser + Taylor, LLP for professional services rendered by Hausser + Taylor, LLP for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-QSB were $47,000 for fiscal 2004 and $44,000 for fiscal 2003.

AUDIT RELATED FEES

      There were no audit related fees in either of the last two years for assurance and related services that are reasonably related to the performance of the audit or review of the financial statements that are not reported under audit fees.

TAX FEES

      The Company paid $300 in 2004 and $300 in 2003 in aggregate tax fees for professional services rendered for tax compliance and tax advice in connection to the Company's internally prepared corporate tax return.

ALL OTHER FEES

      None.

                  SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

      Each year the Board of Directors submits its nominations for election of directors at the annual meeting of shareholders. Other proposals may be submitted by the Board of Directors or the shareholders for inclusion in the proxy statement for action at the annual meeting. Any proposal submitted by a shareholder for inclusion in the proxy statement for the annual meeting of shareholders to be held in 2006 must be received by the Company (addressed to the attention of the Secretary) on or before January 2, 2006. Any shareholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at the Company's 2006 annual meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by the Company after March 18, 2006. To be submitted at the meeting, any such proposal must be a proper subject for shareholder action under the laws of the State of Ohio.

                              SOLICITATION EXPENSES

      The cost of this solicitation will be paid by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may solicit proxies personally or by telephone. The Company may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and the Company may reimburse such persons for their expenses in doing so.

                                  ANNUAL REPORT

      The Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2004, containing financial statements for such year and the signed opinion of Hausser + Taylor LLP, registered independent public accounting firm, with respect to such financial statements, is being sent to shareholders concurrently with this proxy statement. The Annual Report is not to be regarded as proxy soliciting material, and management does not intend to ask, suggest or solicit any action from the shareholders with respect to such report.

                                  OTHER MATTERS

      The Board of Directors knows of no other matters to be brought before the Annual Meeting. If other matters should come before the meeting, however, each of the persons named in the proxy intends to vote in accordance with his judgement on such matters.

                                        By Order of the Board of Directors

                                        Daniel Rooney
                                        President, Chief Executive Officer, and
                                        Chairman of the Board of Directors

SUPERCONDUCTIVE
COMPONENTS, INC.

                            [   ] Mark this box with an X if you have made
                                  changes to your name or address details above.


ANNUAL MEETING PROXY CARD

A ELECTION OF DIRECTORS

1. The Board of Directors recommends a vote FOR the listed nominees.

                              FOR WITHHOLD                        FOR WITHHOLD

   01 - Robert J. Baker, Jr.  [ ]   [ ]    04 - Daniel Rooney     [ ]   [ ]

   02 - Walter J. Doyle       [ ]   [ ]    05 - Edward W. Ungar   [ ]   [ ]

   03 - Robert H. Peitz       [ ]   [ ]


 2. To transact any other business which may properly come before the annual meeting or any adjournment thereof.









B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
  INSTRUCTIONS TO BE EXECUTED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated May 2, 2005, and the proxy statement of the Company furnished therewith. Any proxy heretofore given to vote said shares is hereby revoked.

Signature(s) shall agree with the name(s) printed on this Proxy. If shares are registered in two names, both shareholders should sign this Proxy. If signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

Signature 1 - Please keep signature within the box
--------------------------------------------------

--------------------------------------------------

Signature 2 - Please keep signature within the box
--------------------------------------------------

--------------------------------------------------

Date (mm/dd/yyyy)
--------------------------------------------------
                /               /
--------------------------------------------------

PROXY - SUPERCONDUCTIVE COMPONENTS,INC.

2839 CHARTER STREET, COLUMBUS, OHIO 43228

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - JUNE 10, 2005

The undersigned shareholder of Superconductive Components, Inc. (the "Company") hereby appoints Daniel Rooney, Gerald S. Blaskie, and Curtis A. Loveland, or any one of them, as attorneys and proxies with full power of substitution to each, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company, 2839 Charter Street, Columbus, Ohio, on Friday, June 10, 2005, at 9:00 a.m. local time, and at any adjournment or adjournments thereof, with all of the powers such undersigned shareholder would have if personally present, for the purposes stated on the reverse side.

The undersigned gives unto said attorneys and proxies, or substitutes, full power and authority to do whatsoever in their opinions may be necessary or proper to be done in the exercise of the power hereby conferred, including the right to vote for any adjournment, hereby ratifying all that said attorneys and proxies, or substitutes, may lawfully do or cause to be done by virtue hereof. Any of the said attorneys and proxies, or substitutes, who shall be present and shall act at the meeting shall have and may exercise all powers of said attorneys and proxies hereunder.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on other side.)